SMALL CAP CORE FUND

SUMMARY PROSPECTUS SUPPLEMENT

NORTHERN FUNDS

SMALL CAP CORE FUND (THE “FUND”)

SUPPLEMENT DATED JUNE 21, 2016 TO

SUMMARY PROSPECTUS DATED JULY 31, 2015

Effective June 15, 2016, the Fund’s investment adviser, Northern Trust Investments, Inc., has contractually agreed to increase the expense reimbursements it provides to the Fund by lowering the contractual expense limitation after which expense reimbursement takes effect for the Fund. The new contractual expense reimbursement arrangement will continue from implementation until July 31, 2016, the term of the Fund’s current expense reimbursement agreement, at which time, pursuant to the terms of the agreement it will be automatically renewed until at least July 31, 2017. The following chart illustrates the increase in expense reimbursement:

Fund	Current Contractual Expense Limitation*	Additional Expense Reimbursement	New Contractual Expense Limitation Effective 6/15/16*
Small Cap Core Fund	0.75%	-0.10%	0.65%

*	“Total Annual Fund Operating Expenses After Expense Reimbursement” for the Fund may be higher than the contractual limitation set forth above as a result of certain excepted expenses (i.e., acquired fund fees and expenses, the compensation paid to each Independent Trustee of the Trust, expenses of third party consultants engaged by the Board of Trustees, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest).

Please retain this Supplement with your Summary Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northerntrust.com/funds	NF SPT SCC (06/16)

NORTHERN FUNDS SUMMARY PROSPECTUS